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                                                                EXHIBIT 23.4
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Our reference   GP/GC/X00980

Your reference
                                               HARDCASTLE BURTON
                                               Chartered Accountants
                                               Registered Auditors

                                               Lake House, Market Hill
                                               Royston, Herts SG8 9JN
                                               Tel: 01763 247371
                                               Fax: 01763 245521
                                               e-mail: mailbox@hb.royston.co.uk

                                               Offices at:
                                               Hoddesdon  Redbourn
                                               Northwood  Newmarket

FAO Martin J. Conroy
Gallagher, Briody & Butler
Counsellors at Law
212 Carnegie Center
Suite 402
Princetown
New Jersey 08540

                                                        15 September 1997



Dear Sir

XCEL CORPORATION LIMITED

As requested, we hereby enclose an original signed audit report on the above company's financial statements for the year ended 30 September 1996.

Furthermore, we hereby consent to this audit report being included within the S-1 filing.

Yours faithfully

HARDCASTLE BURTON
/s/HARDCASTLE BURTON


                                                        A member firm of
                                                        THE UK 200 GROUP
                                               PRACTICING CHARTERED ACCOUNTANTS


Partners:                                                    Consultant
Alan V. Melvin       Brian W. Harley    Philip J. Tostevin   C. Berry Hardcastle
John F.T. Neighbour  Colin J. Hayfield  Gary S. Pyle         John F. Palmer
B. Peter Homent      Keith A. Grover    Mark T. Wilkins
Brian D. Claxton     John S. Clarke

                  Authorised To Carry On Investment Business
                   By The Institute Of Chartered Accountants
                             In England And Wales